UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):
July 29, 2020

BG STAFFING, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36704	26-0656684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
5850 Granite Parkway, Suite 730
Plano, Texas 75024
(Address of principal executive offices, including zip code)

(972) 692-2400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BGSF	NYSE

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors

On July 29, 2020, the Board of Directors (the “Board”) of BG Staffing, Inc. (the “Company”) appointed Ms. Cynthia Marshall and Ms. Beth Garvey to its Board.

The Board concluded that Ms. Marshall should serve as a director of the Company in light of her substantial experience leading large businesses and growing diversity. Ms. Marshall was also appointed to serve as a member of the Company’s Nominating and Corporate Governance Committee and Compensation Committee. The Board determined that Ms. Marshall is an independent director for purposes of the rules and regulations of the Securities and Exchange Commission and under the NYSE listing standards, and that she has the other qualifications required for service on the Company’s Nominating and Corporate Governance Committee and Compensation Committee.

The Board concluded that Ms. Garvey should serve as a director of the Company in light of her extensive experience in the temporary staffing industry. Ms. Garvey was not appointed to serve as a member of any committee. The Board determined that Ms. Garvey is not an independent director for purposes of the rules and regulations of the Securities and Exchange Commission and under NYSE listing standards.

Ms. Marshall will receive an annual retainer of $45,000 for her service on the Board. The Company will also reimburse Ms. Marshall and Ms. Garvey for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board and any committees thereof, including, without limitation, travel, lodging and meal expenses.

The Company has entered into or will enter into customary indemnification agreements with Ms. Garvey and Ms. Marshall which clarify and supplement indemnification provisions already contained in the Company’s bylaws and generally provide for indemnification to the fullest extent permitted by Delaware law, subject to certain exceptions, against expenses, judgments, fines and other amounts actually and reasonably incurred in connection with their service as a director or officer and also provide for rights to advancement of expenses.

Item 7.01	Regulation FD Disclosure.

On July 29, 2020, the Company issued a press release announcing Ms. Marshall’s and Ms. Garvey’s appointment as directors of the Company and as members of the Company’s various committees. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 7.01.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
99.1	Earnings release dated	July 29, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BG STAFFING, INC.

Date:	August 4, 2020		/s/ Dan Hollenbach
		Name: Title:	Dan Hollenbach Chief Financial Officer and Secretary (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings release dated	July 29, 2020